   As filed with the Securities and Exchange Commission on September 14, 2000
                                                     Registration No. 333-_____
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           AAMES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   95-4340340
                      (I.R.S. Employer Identification No.)

                       350 SOUTH GRAND AVENUE, 52ND FLOOR
                          LOS ANGELES, CALIFORNIA 90071
                    (Address of Principal Executive Offices)

               AAMES FINANCIAL CORPORATION 1999 STOCK OPTION PLAN
                            (Full Title of the Plan)

                            JOHN F. MADDEN, JR., ESQ.
               SENIOR VICE PRESIDENT GENERAL COUNSEL AND SECRETARY
                           AAMES FINANCIAL CORPORATION
                       350 SOUTH GRAND AVENUE, 52ND FLOOR
                          LOS ANGELES, CALIFORNIA 90071
                (Name and Address of Agent for Service)(Zip Code)

                                 (323) 210-5000
          (Telephone Number, Including Area Code, of Agent for Service)

                            ------------------------

                                   Copies to:
                        C.N. FRANKLIN REDDICK, III, ESQ.
                    TROOP STEUBER PASICH REDDICK & TOBEY, LLP
                       2029 CENTURY PARK EAST, 24TH FLOOR
                          LOS ANGELES, CALIFORNIA 90067
                                 (310) 728-3000

                            ------------------------

                                          CALCULATION OF REGISTRATION FEE
========================== ======================= ======================== ======================= =======================
 TITLE OF SECURITIES TO         AMOUNT TO BE          PROPOSED MAXIMUM         PROPOSED MAXIMUM           AMOUNT OF
      BE REGISTERED              REGISTERED          OFFERING PRICE PER       AGGREGATE OFFERING       REGISTRATION FEE
                                                            SHARE                   PRICE
========================== ======================= ======================== ======================= =======================
Common Stock,                    9,077,599                $1.18(1)             $10,711,566.82(1)          $2,827.85
$0.001 par value
========================== ======================= ======================== ======================= =======================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of computing the amount of the registration fee based on the closing sale price of the Company's Common Stock as reported on the New York Stock Exchange on September 8, 2000.

===============================================================================

         The contents of our Form S-8 filed with the Commission on January 31, 2000 (File Number 333-95811) as amended by Post-Effective Amendment No. 1 filed with the Commission on March 17, 2000 (File Number 333-95811) is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 8th day of September, 2000.

                               AAMES FINANCIAL CORPORATION



                               By: /s/ John F. Madden, Jr.
                                   ------------------------------------------
                                   John F. Madden, Jr.
                                   Senior Vice President, General Counsel and
                                   Secretary


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints John
F. Madden, Jr. as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                              TITLE                          DATE

               /s/ Steven M. Gluckstern                         Chairman of the Board                September 13, 2000
  ---------------------------------------------------
                 Steven M. Gluckstern


                                                                Chief Executive Officer and
                 /s/ A. Jay Meyerson                            Director                             September 13, 2000
  ---------------------------------------------------
                   A. Jay Meyerson
                                                                Chief Financial Officer
                                                                (Principal Financial and
                   /s/ James Huston                             Accounting Officer)                  September 13, 2000
  ---------------------------------------------------
                     James Huston


                 /s/ David H. Elliott                           Director                             September 13, 2000
  ---------------------------------------------------
                   David H. Elliott


                  /s/ Adam M. Mizel                             Director                             September 13, 2000
  ---------------------------------------------------
                    Adam M. Mizel


                   /s/ Eric C. Rahe                             Director                             September 13, 2000
  ---------------------------------------------------
                     Eric C. Rahe


                 /s/ Mani A. Sadeghi                            Director                             September 13, 2000
  ---------------------------------------------------
                   Mani A. Sadeghi


                 /s/ Robert A. Spass                            Director                             September 13, 2000
  ---------------------------------------------------
                   Robert A. Spass


              /s/ Georges C. St. Laurent                        Director                             September 13, 2000
  ---------------------------------------------------
                Georges C. St. Laurent


                 /s/ Cary H. Thompson                           Director                             September 13, 2000
  ---------------------------------------------------
                   Cary H. Thompson

EXHIBIT INDEX


            EXHIBIT NO.        EXHIBIT DESCRIPTION
                5.1            Opinion of Troop Steuber Pasich Reddick & Tobey, LLP regarding validity of securities.

                23.1           Consent of Troop Steuber Pasich Reddick & Tobey, LLP (included in Exhibit 5.1).

                23.2           Consent of Ernst & Young LLP

                24.1           Power of Attorney (included on the signature page hereof).